Adamis Pharmaceuticals Corporation 10-K

Exhibit 10.45

Confidential

CERTAIN MARKED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE OR CONFIDENTIAL. SUCH OMITTED INFORMATION IS INDICATED BY BRACKETS (“[…***…]” IN THIS EXHIBIT.

FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This Amendment No. 1 (“Amendment No. 1”) is dated this 9th day of November by and between Matrix Biomed, Inc., a Delaware corporation (“Licensor”), on the one hand, and Adamis Pharmaceuticals, a Delaware corporation (the “Licensee”), on the other hand, to amend the terms of that certain License Agreement entered into by and between the parties dated June 12, 2020 (the “LICENSE AGREEMENT”). Licensor and Licensee shall be referred to herein as a “Party” and collectively as the “Parties”. In the event the terms of the LICENSE AGREEMENT and this Amendment No. 1 conflict, the terms of this amendment No. 1 control. Any defined terms herein that are not defined herein have the meaning set forth in the LICENSE AGREEMENT.

RECITALS

WHEREAS, in the LICENSE AGREEMENT Licensor granted Licensee a license to the Licensed Patents and Related Know How (as defined below) solely for the purpose of developing, producing and selling Licensed Products within the Licensed Field of Use.

WHEREAS, the Parties now wish to amend the scope of the patent grant set forth in said License Agreement at Section 1.8 therein; and

WHEREAS, the parties now wish to amend the License Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and License Agreements set forth below, the parties agree as follows:

AMENDMENT

1.	Terms. Capitalized terms in this Amendment shall have the same meaning as those in the License Agreement, unless specifically defined in this Amendment. All section and paragraph references refer to sections or paragraphs as applicable, in the License Agreement. References to the term “License Agreement” in the License Agreement shall be deemed to include the Amendment.

2.	This First Amendment shall be effective as of the date the last party hereto has executed this First Amendment (the “First Amendment Date”).

LICENSEE/LICENSOR 1st Amendment

Confidential

3.	For the convenience of the parties hereto, this First Amendment may be executed in two counterparts, each of which shall me deemed to be an original, but both of which together shall constitute one and the same instrument, without necessity of production of the others. Signatures may be exchanged by electronic transmission and each of the parties to this First Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of the other party.

4.	Amendment to Section 3 of the LICENSE AGREEMENT to hereby include the following paragraph:

3.1.1	Licensor also grants a license to license in US Patent Number [***] issued [***] based upon U.S. Patent Application Serial Number [***] entitled [***] exclusively for the treatment of SARS-COV-2 (COVID-19) in the Licensed Territory.

5.	Amendment to Section 7.2.2 of the LICENSE AGREEMENT to:

7.2.2	Licensor has sole control over whether to bring suit upon learning of infringement and shall control any litigation, claim, action or proceeding it initiates, including the selection of counsel. Licensee may retain additional counsel of its own selection and at its own expense to observe the litigation and to advise or assist Licensor. Licensor and its counsel will cooperate with and seek the input of Licensee’s counsel in such matters.

6.	Delete Section 7.2.3.

LICENSEE/LICENSOR 1st Amendment

Confidential

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year first above the written.

“LICENSOR”

Matrix Biomed, Inc,
a Delaware Corporation

By:	/s/ Allyn Burroughs
Allyn Burroughs, Chairman

“LICENSEE”

Adamis Pharmaceuticals, Inc.
a Delaware Corporation

By:	/s/ Dennis J. Carlo
Dennis J. Carlo, CEO and President

LICENSEE/LICENSOR 1st Amendment